REVENUES (Tables)	12 Months Ended
Dec. 31, 2025
Revenue
SCHEDULE OF GROSS OIL AND GAS REVENUE DISAGGREGATED BY REVENUE

The following table presents the Company’s gross oil and gas revenue disaggregated by revenue source:

	December 31,
	2025	2024

Oil revenue	$62,994	$68,303
Natural gas revenue	3,945	1,745
NGL revenue	5,154	4,544
Total oil and natural gas revenues	72,093	74,592
Less: Royalties	(15,237)	(16,068)
Oil and natural gas revenues, net of royalties	$56,856	$58,524